Exhibit 10.5(a)
NEXTERA ENERGY OPERATING PARTNERS, LP
NEXTERA ENERGY US PARTNERS HOLDINGS, LLC
700 Universe Boulevard
Juno Beach, Florida 33408

LETTER AMENDMENT AGREEMENT AND
REQUEST FOR EXTENSION
Dated as of February 8, 2023
Bank of America, N.A.
as Administrative Agent and Collateral Agent

Bank of America Corporate Center
NC1-007-17-18
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Jerry Wells

Re:    Second Amended and Restated Revolving Credit Agreement, dated as of May 27, 2022, among NextEra Energy US Partners Holdings, LLC (the “Borrower”), NextEra Energy Operating Partners, LP, as Guarantor (“OpCo” and, together with the Borrower, the “Loan Parties”), the lenders parties thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent (the “Agent”) (the “Credit Agreement”).

Ladies and Gentlemen:

This letter amendment agreement and request for extension (this “Amendment”) confirms that the Loan Parties, Agents and the Lenders have agreed to amend the Credit Agreement as hereinafter specified. Any capitalized terms appearing but not otherwise defined in this Amendment shall have the meanings specified for those terms in the Credit Agreement.

A.    Amendment. The Credit Agreement is hereby amended, effective as of December 31, 2022, to replace Annex A to Exhibit G (form of Compliance Certificate) with Annex A to this Amendment:

B.    Request for Extension.

(a)    Pursuant to the provisions of Section 2.11(a) of the Credit Agreement, each of the Loan Parties hereby requests that each Lender, effective as of February 8, 2023, extend its respective Commitment Termination Date to February 8, 2028.

(b)    The Loan Parties, Agent and the Lenders hereby acknowledge and agree that, for the purposes of this particular request for extension only, the Consent Date shall be January 13, 2023, and this Amendment shall constitute Notice provided to Agent in accordance with Section 2.11(a) of the Credit Agreement.

Each Lender so indicating on its signature page to this Amendment agrees to extend the Commitment Termination Date with respect to its Commitment to February 8, 2028 or to such other date specified on its signature page to this Amendment (its “Extension Acceptance”). By execution of its Extension Acceptance, each Extending Lender agrees to waive the requirements of Section 2.11(a) solely to the extent that such Section requires notices to be received and delivered within specified times. This agreement to extend the Commitment Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

(c)    Notwithstanding any provision hereof, of the Credit Agreement or any other Loan Document to the contrary, any Lender that is presently a party to the Credit Agreement or, subsequent to the date hereof, becomes a Lender under the Credit Agreement by virtue of an assignment from another Lender, may, by written notice to Agent elect to extend the Commitment Termination Date with respect to its Commitment to a February 8th later than such current Commitment Termination Date, but not later than February 8, 2028. In such event, Agent shall be authorized and directed to make the necessary updates to the Register.

C.    Effect on Original Terms. Each of the Loan Parties, the Agent and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Amendment, all terms of the Credit Agreement shall remain unmodified and shall continue in full force and effect from and as of the date hereof. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

D.    Amendment Effective Date. Section A of this Amendment shall become effective as of December 31, 2022 (provided that each of the Loan Parties, the Agent and the Majority Lenders have executed and delivered this Amendment on or prior to February 8, 2023). On and after the effectiveness of Section A of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment shall be deemed to constitute a Loan Document.

E.    Extension Effective Date. Section B of this Amendment shall become effective as of February 8, 2023 (provided that (i) on or prior to such date, (A) the Borrower and Agent have executed this Amendment, and (B) Lenders having Commitments equal to more than 50% of the Commitments outstanding immediately prior to such date have executed and delivered their respective Extension Acceptances and (ii) the Borrower shall have delivered the certificate described in Section 2.11(b) of the Credit Agreement on such date).

F.    Execution and Delivery. This Amendment may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by emailed pdf file or other
2

electronic means shall be effective as delivery of a manually-executed counterpart signature page.

G.    Headings. The division into sections and other subdivisions of this Amendment and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Amendment. Words in the singular include the plural and vice versa and words in one gender include all genders.

H.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures appear on following pages]
3

By signing this Amendment where indicated below, each of the Loan Parties, the Lenders and Agent is confirming its acceptance of the terms of this Amendment to the Credit Agreement as set forth above.

NEXTERA ENERGY OPERATING PARTNERS, LP, as Guarantor

By:    NEXTERA ENERGY OPERATING     PARTNERS GP, LLC, its General Partner

By:    PAUL I. CUTLER
    Name: Paul I. Cutler
    Title: Treasurer

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, as Borrower

By:    PAUL I. CUTLER
    Name: Paul I. Cutler
    Title: Treasurer

BANK OF AMERICA, N.A., as the Agent

By:    RONALDO NAVAL
    Name: Ronaldo Naval
    Title: Vice President

Consent to the forgoing Amendment:

Bank of America, N.A.
Type or Print Name of Lender

By: JACQUELINE G. MARGETIS
    Name: Jacqueline G. Margetis
    Title: Director

Consent to extend its Commitment Termination Date:

Bank of America, N.A.
Type or Print Name of Lender

By: JACQUELINE G. MARGETIS
    Name: Jacqueline G. Margetis
    Title: Director

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

Bank of Montreal,

By: MICHAEL CUMMINGS
    Name: Michael Cummings
    Title: Managing Director

By:
    Name:
    Title:

Consent to extend its Commitment Termination Date:

Bank of Montreal,

By: MICHAEL CUMMINGS
    Name: Michael Cummings
    Title: Managing Director

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

BARCLAYS BANK PLC

By: SYDNEY G. DENNIS
    Name: Sydney G. Dennis
    Title: Director

Consent to extend its Commitment Termination Date:

BARCLAYS BANK PLC

By: SYDNEY G. DENNIS
    Name: Sydney G. Dennis
    Title: Director

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

BNP PARIBAS
Type or Print Name of Lender

By: FRANCIS DELANEY
    Name: Francis Delaney
    Title: Managing Director

By: VICTOR PADILLA
    Name: Victor Padilla
    Title: Vice President

Consent to extend its Commitment Termination Date:

BNP PARIBAS
Type or Print Name of Lender

By: FRANCIS DELANEY
    Name: Francis Delaney
    Title: Managing Director

By: VICTOR PADILLA
    Name: Victor Padilla
    Title: Vice President

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

CITIBANK, N.A.

By: RICHARD RIVERA
    Name: Richard Rivera
    Title: Vice President

Consent to extend its Commitment Termination Date:

CITIBANK, N.A.

By: RICHARD RIVERA
    Name: Richard Rivera
    Title: Vice President

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

Credit Agricole Corporate and Investment Bank

By: JULIEN TIZORIN
Name: Julien Tizorin
    Title: Managing Director

By: MICHAEL WILLIS
Name: Michael Willis
    Title: Managing Director

Consent to extend its Commitment Termination Date:

Credit Agricole Corporate and Investment Bank

By: JULIEN TIZORIN
Name: Julien Tizorin
    Title: Managing Director

By: MICHAEL WILLIS
Name: Michael Willis
    Title: Managing Director

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

CREDIT SUISSE AG, NEW YORK BRANCH
Type or Print Name of Lender

By: DOREEN BARR
    Name: Doreen Barr
    Title: Authorized Signatory

By: MICHAEL DIEFFENBACHER
    Name: Michael Dieffenbacher
    Title: Authorized Signatory

Consent to extend its Commitment Termination Date:

CREDIT SUISSE AG, NEW YORK BRANCH
Type or Print Name of Lender

By: DOREEN BARR
    Name: Doreen Barr
    Title: Authorized Signatory

By: MICHAEL DIEFFENBACHER
    Name: Michael Dieffenbacher
    Title: Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

Fifth Third Bank, National Association
Type or Print Name of Lender

By: JONATHAN H. LEE
    Name: Jonathan H. Lee
    Title: Managing Director

By:
    Name:
    Title:

Consent to extend its Commitment Termination Date:

Fifth Third Bank, National Association
Type or Print Name of Lender

By: JONATHAN H. LEE
    Name: Jonathan H. Lee
    Title: Managing Director

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

GOLDMAN SACHS BANK USA
Type or Print Name of Lender

By: ANDREW B. VERNON
    Name: Andrew Vernon
    Title: Authorized Signatory

By:
    Name:
    Title:

Consent to extend its Commitment Termination Date:

GOLDMAN SACHS BANK USA
Type or Print Name of Lender

By: ANDREW B. VERNON
    Name: Andrew Vernon
    Title: Authorized Signatory

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

HSBC BANK USA, NATIONAL ASSOCIATION
Type or Print Name of Lender

By: JESSIE SMITH
    Name: Jessie Smith
    Title: Director

By:
    Name:
    Title:

Consent to extend its Commitment Termination Date:

HSBC BANK USA, NATIONAL ASSOCIATION
Type or Print Name of Lender

By: JESSIE SMITH
    Name: Jessie Smith
    Title: Director

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

______________________________________________
JPMORGAN CHASE BANK, N.A.,

By: ARINA MAVILIAN
    Name: Arina Mavilian
    Title: Executive Director

Consent to extend its Commitment Termination Date:

______________________________________________
JPMORGAN CHASE BANK, N.A.,

By: ARINA MAVILIAN
    Name: Arina Mavilian
    Title: Executive Director

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

KEYBANK NATIONAL ASSOCIATION
Type or Print Name of Lender

By: SUKANYA V. RAJ
    Name: Sukanya V. Raj
    Title: Senior Vice President

Consent to extend its Commitment Termination Date:

KEYBANK NATIONAL ASSOCIATION
Type or Print Name of Lender

By: SUKANYA V. RAJ
    Name: Sukanya V. Raj
    Title: Senior Vice President

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

Mizuho Bank, Ltd.

By: EDWARD SACKS
    Name: Edward Sacks
    Title: Authorized Signatory

Consent to extend its Commitment Termination Date:

Mizuho Bank, Ltd.

By: EDWARD SACKS
    Name: Edward Sacks
    Title: Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

MORGAN STANLEY BANK, N.A.

By: MICHAEL KING

Name: Michael King
    Title: Authorized Signatory

Consent to extend its Commitment Termination Date:

MORGAN STANLEY BANK, N.A.

By: MICHAEL KING

Name: Michael King
    Title: Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

MUFG Bank, Ltd.
Type or Print Name of Lender

By: RICKY VARGAS
    Name: Ricky Vargas
    Title: Vice President

By:
    Name:
    Title:

Consent to extend its Commitment Termination Date:

MUFG Bank, Ltd.
Type or Print Name of Lender

By: RICKY VARGAS
    Name: Ricky Vargas
    Title: Vice President

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

Regions Bank
Type or Print Name of Lender

By: MICHAEL KENTFIELD
    Name: Michael Kentfield
    Title: Vice President

By:
    Name:
    Title:

Consent to extend its Commitment Termination Date:

Regions Bank
Type or Print Name of Lender

By: MICHAEL KENTFIELD
    Name: Michael Kentfield
    Title: Vice President

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

ROYAL BANK OF CANADA

By: MEG DONNELLY
    Name: Meg Donnelly
    Title: Authorized Signatory

Consent to extend its Commitment Termination Date:

ROYAL BANK OF CANADA

By: MEG DONNELLY
    Name: Meg Donnelly
    Title: Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

DocuSign Envelope ID: B2B1C789-4B1C-44B2-9ED4-831D4F95E084

Consent to the forgoing Amendment:

SOCIÉTÉ GÉNÉRALE
Type or Print Name of Lender

DocuSigned by:
By: RICHARD BERNAL
    Name: Richard Bernal
    Title: Managing Director

By:
    Name:
    Title:

Consent to extend its Commitment Termination Date:

SOCIÉTÉ GÉNÉRALE
Type or Print Name of Lender

DocuSigned by:
By: RICHARD BERNAL
    Name: Richard Bernal
    Title: Managing Director

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

Sumitomo Mitsui Banking Corporation
Type or Print Name of Lender

By: ALKESH NANAVATY
    Name: Alkesh Nanavaty
    Title: Executive Director

By:
    Name:
    Title:

Consent to extend its Commitment Termination Date:

Sumitomo Mitsui Banking Corporation
Type or Print Name of Lender

By: ALKESH NANAVATY
    Name: Alkesh Nanavaty
    Title: Executive Director

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

TRUIST BANK, as a Lender

By: CATHERINE STRICKLAND
    Name: Catherine Strickland
    Title: Vice President

Consent to extend its Commitment Termination Date:

TRUIST BANK, as a Lender

By: CATHERINE STRICKLAND
    Name: Catherine Strickland
    Title: Vice President

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

The Bank of Nova Scotia
Type or Print Name of Lender

By: DAVID DEWAR
    Name: David Dewar
    Title: Director

By:
    Name:
    Title:

Consent to extend its Commitment Termination Date:

The Bank of Nova Scotia
Type or Print Name of Lender

By: DAVID DEWAR
    Name: David Dewar
    Title: Director

By:
    Name:
    Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

Wells Fargo Bank, N.A.
Type or Print Name of Lender

By: SHANNON CUNNINGHAM
    Name: Shannon Cunningham
    Title: Director

Consent to extend its Commitment Termination Date:

Wells Fargo Bank, N.A.
Type or Print Name of Lender

By: SHANNON CUNNINGHAM
    Name: Shannon Cunningham
    Title: Director

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Confidential

Consent to the forgoing Amendment:

BANCO SANTANDER, S.A., NEW YORK BRANCH

By: ANDRES BARBOSA
    Name: Andres Barbosa
    Title: Managing Director

By: ARTURO PRIETO
    Name: Arturo Prieto
    Title: Managing Director

Consent to extend its Commitment Termination Date:

BANCO SANTANDER, S.A., NEW YORK BRANCH

By: ANDRES BARBOSA
    Name: Andres Barbosa
    Title: Managing Director

By: ARTURO PRIETO
    Name: Arturo Prieto

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

Canadian Imperial Bank of Commerce, New York Branch
Lender

By: AMIT VASANI
    Name: Amit Vasani
    Title: Managing Director

By: ANJU ABRAHAM
    Name: Anju Abraham
    Title: Executive Director

Consent to extend its Commitment Termination Date:

Canadian Imperial Bank of Commerce, New York Branch
Lender

By: AMIT VASANI
    Name: Amit Vasani
    Title: Managing Director

By: ANJU ABRAHAM
    Name: Anju Abraham
    Title: Executive Director

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

Commerzbank AG, New York Branch

By: JAMES BOYLE
    Name: James Boyle
    Title: Managing Director

By: MATHEW WARD
    Name: Mathew Ward
    Title: Managing Director

Consent to extend its Commitment Termination Date:

Commerzbank AG, New York Branch

By: JAMES BOYLE
    Name: James Boyle
    Title: Managing Director

By: MATHEW WARD
    Name: Mathew Ward
    Title: Managing Director

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

INTESA SANPAOLO S.p.A., New York Branch

By: JAVIER RICHARD COOK
    Name: Javier Richard Cook
    Title: Managing Director

By: JENNIFER FELDMAN FACCIOLA
    Name: Jennifer Feldman Facciola
Title: Business Director

Consent to extend its Commitment Termination Date:

INTESA SANPAOLO S.p.A., New York Branch

By: JAVIER RICHARD COOK
    Name: Javier Richard Cook
    Title: Managing Director

By: JENNIFER FELDMAN FACCIOLA
    Name: Jennifer Feldman Facciola
Title: Business Director

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

National Australia Bank Limited
Type or Print Name of Lender

By: ELI DAVIS
    Name: Eli Davis
    Title: Executive Director

By:
    Name:
Title:

Consent to extend its Commitment Termination Date:

National Australia Bank Limited
Type or Print Name of Lender

By: ELI DAVIS
    Name: Eli Davis
    Title: Executive Director

By:
    Name:
Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

The Toronto-Dominion Bank, New York Branch

By: VIJAY PRASAD
    Name: Vijay Prasad
    Title: Authorized Signatory

Consent to extend its Commitment Termination Date:

The Toronto-Dominion Bank, New York Branch

By: VIJAY PRASAD
    Name: Vijay Prasad
    Title: Authorized Signatory

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Internal

Consent to the forgoing Amendment:

DNB Capital LLC
Type or Print Name of Lender

By: EINAR GULSTAD
    Name: Einar Gulstad, SVP
    Title:

By: ANDREA L OZBOLT
    Name: Andrea L Ozbolt
Title: SVP

Consent to extend its Commitment Termination Date:

Type or Print Name of Lender

By: EINAR GULSTAD
    Name: Einar Gulstad, SVP
    Title:

By: ANDREA L OZBOLT
    Name: Andrea L Ozbolt
Title: SVP

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

Consent to the forgoing Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH
Type or Print Name of Lender

By: MING K. CHU
    Name: Ming K. Chu ming.k.chu@db.com
    Title: Director +1-212-250-5451

By: ANNIE CHUNG
    Name: Annie Chung annie.chung@db.com
Title: Director +1-212-250-6375

Consent to extend its Commitment Termination Date:

Type or Print Name of Lender

By:
    Name:
    Title:

By:
    Name:
Title:

[Signature Page to NEP Letter Amendment Agreement and Request For Extension]

ANNEX A to AMENDMENT

Form of Annex A to Compliance Certificate

See attached.

Annex A

Financial Covenant	Minimum Requirement	Calculation	Result for the most recently completed Measurement Period (___/___/20___)
OpCo
Interest Coverage Ratio	Greater than 1.75 to 1.0	Distributions:	In compliance:
Interest:

Leverage Ratio	Lower than 5.5 to 1.0	Debt*:	In compliance:
Distributions:

Borrower
Interest Coverage Ratio	Greater than 1.75 to 1.0	Distributions:	In compliance:
Interest:

Leverage Ratio	Lower than 5.5 to 1.0	Debt**:	In compliance:
Distributions:

* OpCo Debt excludes $________ of Equity-Preferred Securities, of which $__________ is subordinated debt

** Borrower Debt excludes $________ of Equity-Preferred Securities, of which $__________ is subordinated debt

For the purposes of the foregoing, Covenant Cash Flow for the Measurement Period for which this Certificate is provided is adjusted for the Pro Forma Effect of Covenant Cash Flow attributable to the following Qualifying Project[s], in each case, as more fully described as follows:

[Include explanation of adjustment to Covenant Cash Flow
and the factors taken into account in determining such adjustment]